STERLING CAPITAL FUNDS

SUPPLEMENT DATED DECEMBER 17, 2015

TO THE

CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS,

DATED FEBRUARY 1, 2015, AS AMENDED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A, Class B, and Class C Shares Prospectus, dated February 1, 2015, as amended:

Effective immediately, the language regarding sales charge waivers or reductions for Class A Shares in the “Distribution Arrangements/Sales Charges” section, under the heading “Sales Charge Reductions and Waivers,” is hereby deleted and replaced with the following:

Class A Shares

The following qualify for waivers or reductions of sales charges:

•	Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;

•	Officers, trustees, directors, advisory board members, employees and retired employees of the Sterling Capital Funds, BB&T and its affiliates, and the Distributor and its affiliates (and spouses, children and parents of each of the foregoing);

•	Class A Shares purchased directly from the Funds online at www.sterlingcapitalfunds.com;

•	Group employer-sponsored retirement and deferred compensation plans and group employer-sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans;

•	Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares without a sales charge in connection with certain programs and/or accounts, such as wrap accounts or similar fee-based programs and self-directed investment brokerage accounts. Investors may be charged a separate fee by their broker or agent when effecting transactions in Class A shares through a broker or agent that offers these special investment products; and

•	Investors who purchase shares that are to be included in certain wrap accounts or similar fee-based programs, including such specified investors who trade through an omnibus account maintained with a Fund by a broker-dealer.

A Fund may also waive the sales charge at anytime in its own discretion. Consult the SAI for more details concerning sales charges waivers and reductions.

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

STATSUP-1215